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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2003

                             ---------------------

                            CENTERPOINT ENERGY, INC.

             (Exact name of registrant as specified in its charter)

          TEXAS                     1-31447                   74-0694415
     (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                      Identification No.)
    of incorporation)

          1111 LOUISIANA
          HOUSTON, TEXAS                         77002
 (Address of principal executive               (Zip Code)
              offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 207-1111

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ITEM 5.  OTHER EVENTS

     Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to certain reclassifications necessary to present CenterPoint Energy Management Services, Inc.'s operations as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" as a result of the decision to sell this component of CenterPoint Energy's Other Operations business segment in June 2003 within CenterPoint Energy's historical consolidated financial statements, Selected Financial Data, and Management's Discussion and Analysis of Financial Condition and Results of Operations as reported in its Current Report on Form 8-K dated May 12, 2003.

     These reclassifications above did not affect net income for any of the five years ended December 31, 2002.

     Exhibit 99.2 also includes certain financial statement schedules of CenterPoint Energy which have been updated to give effect to certain reclassifications and other items discussed in Note 1(b) to CenterPoint Energy's consolidated financial statements.

     The financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect current developments subsequent to December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

    99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data
    99.2       Financial Statements and Supplementary Data of the Company
    99.3       Independent Auditors' Consent

                                        2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.

                                          By:      /s/ JAMES S. BRIAN
                                            ------------------------------------
                                                       James S. Brian
                                                 Senior Vice President and
                                                  Chief Accounting Officer

Date: November 7, 2003

                                        3
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                                 EXHIBIT INDEX

   NUMBER                              DESCRIPTION
------------                           -----------
    99.1       Management's Discussion and Analysis of Financial Condition
               and Results of Operations and Selected Financial Data
    99.2       Financial Statements and Supplementary Data of the Company
    99.3       Independent Auditors' Consent